UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 24, 2014

InoLife Technologies, Inc.

 (Exact Name of Registrant as Specified in Charter)

New York

(State or Other Jurisdiction of Incorporation)

000-50863

(Commission File Number)

30-299889

 (I.R.S. Employer Identification No.)

P.O. Box 2223

Banner Elk, North Carolina 28604

(Address of Principal Executive Offices)

919-727-9186

 (Issuer Telephone Number)

Copies to:

John T. Root, Jr., Attorney at Law

PO Box 5666

Jacksonville, AR 72078

(501) 529-8567 Tel

(501) 325-1130 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

InoLife Technologies, Inc.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 4.02	Non-Reliance on Previously Issued Financial Statements.	3

Signatures		4

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Item 4.02(a) Non-Reliance on Previously Issued Financial Statements

As noted in our Form 12b-25 filed with the SEC on May 29, 2014, our previous auditor relocated out of the United States and therefore the Company’s new audit firm is unable to complete the communications with prior auditors required under generally accepted auditing standards, as well as being unable to review the prior period audit work papers to conclude a proper audit was performed. Additionally we are not able to contact the previous audit firm to obtain consent on the previous year’s audit. As a result, it became necessary for our new audit firm to perform a reaudit of the year ended March 31, 2013. Since the issuance of our March 31, 2013 financial statements we have also had turnover in our accounting personnel. In connection with the review of supporting documentation in the preparation for the reaudit, our new accounting personnel indentified several areas requiring evaluation as to the proper accounting treatment. In mid June it was concluded that the annual financial statements for the years ending March 31, 2013 and 2012, as well as the interim periods within the year ended March 2013 and the June 30, 2013 and September 30, 2013 interim statements should no longer be relied upon because of a number of errors in such financial statements as addressed in FASB ASC Topic 250, Accounting Changes and Error Corrections. These errors occurred in the analysis and accounting treatment of embedded derivatives contained in the Convertible Notes Payable, valuation and accounting treatment of shares issued for services or in connection with other agreements and the accounting for Stemtide acquisition in July 2011.

Specifically, in connection with several of the Convertible Notes payable the embedded derivative resulting from certain “reset” provisions or beneficial conversion features was not valued and recognized. There appear to be some errors in complex issuances of shares for management services, and the valuation of the shares issued in connection with service or licensing agreements. And lastly, the Company is re-evaluating the impairment taken on Intangible Assets arising out of its acquisition, as well as certain preferred shares issued in connection with the acquisition. At this time the Company is determining the quantitative impact of these errors on the financial statements.

These errors and their potential impact have been discussed with the Company’s audit firm by the CEO and financial reporting consultant of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOLIFE TECHNOLOGIES, INC.

Date: June 26, 2014	By:	/s/ Gary Berthold
Gary Berthold
Principal Executive Officer

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